Exhibit 99.13

DIRECTORS OF REORGANIZED DEBTORS:

Critical Care Systems International, Inc.

Allen F. Wise

Jill Tillman

James M. Mead

Steven B. Epstein

Critical Care Systems, Inc.

Paul F. McConnell

John C. Prior

Wound Care Centers, Inc.

Paul F. McConnell

John C. Prior

Critical Care Systems of New York, Inc.

Paul F. McConnell

John C. Prior

HCS, Inc.

Paul F. McConnell

John C. Prior

Hemophilia Access, Inc.

Paul F. McConnell

John C. Prior

MedCare, Inc.

Paul F. McConnell

John C. Prior

CCS America, Inc.

Paul F. McConnell

John C. Prior

CHS Services, Inc.

Paul F. McConnell

John C. Prior

Curative Health Services III Co.

Paul F. McConnell

John C. Prior

Curative Pharmacy Services, Inc.

Paul F. McConnell

John C. Prior

Infinity Infusion, LLC

(Member)

Wound Care Centers, Inc.

(Managers)

Paul F. McConnell

John C. Prior

Infinity Infusion II, LLC

(Member)

Wound Care Centers, Inc.

 (Managers)

Paul F. McConnell

John C. Prior

Infinity Infusion Care, Ltd.

Infinity Infusion II, LLC, General Partner*

Infinity Infusion, LLC, Limited Partner

Optimal Care Plus, Inc.

Paul F. McConnell

 John C. Prior

OFFICERS:

Critical Care Systems International, Inc.

Paul F. McConnell, C.E.O. and President

John C. Prior, C.O.O., C.F.O. and Secretary

Craig Vollmer, S.V.P. Sales and Marketing

Andrew Walk, S.V.P. Operations

Roy McKinley, S.V.P. Wound Care Management

Critical Care Systems, Inc.

Paul F. McConnell, C.E.O. and President

John C. Prior, C.F.O. and Secretary

Wound Care Centers, Inc.

Paul F. McConnell, C.E.O. and President

John C. Prior, C.F.O. and Secretary

Critical Care Systems of New York, Inc.

Paul F. McConnell, C.E.O. and President

John C. Prior, C.F.O. and Secretary

HCS, Inc.

Paul F. McConnell, C.E.O. and President

John C. Prior, C.F.O. and Secretary

Hemophilia Access, Inc.

Paul F. McConnell, C.E.O. and President

John C. Prior, C.F.O. and Secretary

MedCare, Inc.

Paul F. McConnell, C.E.O. and President

John C. Prior, C.F.O. and Secretary

CCS America, Inc.

Paul F. McConnell, C.E.O. and President

John C. Prior, C.F.O. and Secretary

CHS Services, Inc.

Paul F. McConnell, C.E.O. and President

John C. Prior, C.F.O. and Secretary

Curative Health Services III Co.

Paul F. McConnell, C.E.O. and President

John C. Prior, C.F.O. and Secretary

Infinity Infusion, LLC

Paul F. McConnell, C.E.O. and President

John C. Prior, C.F.O. and Secretary

Infinity Infusion II, LLC

Paul F. McConnell, C.E.O. and President

John C. Prior, C.F.O. and Secretary

Infinity Infusion Care, Ltd.*

Paul F. McConnell, C.E.O. and President

John C. Prior, C.F.O. and Secretary

Curative Pharmacy Services, Inc.

Paul F. McConnell, C.E.O. and President

John C. Prior, C.F.O. and Secretary

Optimal Care Plus, Inc.

Paul F. McConnell, C.E.O. and President

John C. Prior, C.F.O. and Secretary

*The authorized signatory for Infinity Infusion Care, Ltd. is its general partner, Infinity Infusion II, LLC.